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                                 EXHIBIT 10(d)

                                 ADDENDUM NO.12

                      REVOLVING LOAN AND SECURITY AGREEMENT

                  CONVERTIBLE REVOLVING CREDIT PROMISSORY NOTE

                             DATED OCTOBER 26, 1987

     For consideration given and received, Robert Howard and Howtek, Inc.,

hereby agree to extend the repayment date in Paragraph D of the above referenced

Convertible Revolving Credit Promissory Note, as amended,(the "Note") from

January 4, 1997 to January 4, 1998 and further the parties agree that Howtek,

Inc. may only repay the Note with the approval of Robert Howard, provided that if Robert Howard does not give such approval, Howtek, Inc.may repay the Note on the expiration of five (5) years from the date Howtek, Inc. first gave Robert

Howard written notice of its intent to repay the Note.

     Effective the 19th day of March 1996.


HOWTEK, INC.

By:
   ------------------------                       ---------------------------
Title:                                            Robert Howard